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                                                                      Exhibit 4


COMMON STOCK                                                       COMMON STOCK


                  THIS CERTIFICATE IS TRANSFERABLE IN BOSTON,
                     NEW YORK CITY, CHICAGO OR LOS ANGELES

                                CUSIP 238015 101
                    SEE REVERSE FOR CERTAIN DEFINITIONS AND
                   A STATEMENT AS TO THE EXISTENCE OF CERTAIN
                PREFERENCES, POWERS, QUALIFICATIONS AND RIGHTS.


                              DATA TRANSLATION(R)
        INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS


This Certifies that


is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF
                ONE CENT ($.01) PER SHARE OF THE COMMON STOCK OF

                             DATA TRANSLATION, INC.

    transferable on the books of the Corporation only by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are received and held subject to the laws of
     The Commonwealth of Massachusetts, and to the Articles of Organization
        and Bylaws of the corporation, all as from time to time amended.
    This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated: _____________________

                                  COUNTERSIGNED AND REGISTERED:
                                          THE FIRST NATIONAL BANK OF BOSTON
                                                   TRANSFER AGENT AND REGISTRAR


[SEAL]                            BY __________________________________________
                                                             AUTHORIZED OFFICER
_________________________________
     PRESIDENT AND TREASURER

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                             DATA TRANSLATION, INC.


        The Corporation is authorized to issue Preferred Stock and Common Stock. The Preferred Stock may be divided into and issued in series, having such preferences, voting powers, qualifications and special and relative rights as shall be established by the Board of Directors from time to time. The Corporation will furnish to the holder hereof upon written request and without charge a copy of the full text, as set forth in the Corporation's Articles of Organization, of the preferences, voting powers, qualifications and special and relative rights of each class of its capital stock (and each series, if any, of its Preferred Stock) authorized to be issued as of the date of such request.

        For value received
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hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL
SECURITY OR OTHER
IDENTIFYING NUMBER
OF ASSIGNEE

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                   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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                                                                       Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated
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                                NOTICE: The signature to this assignment must
                                correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.